                                                                 Exhibit 10.4.20


                      LICENSE AND DISTRIBUTORSHIP AGREEMENT

         This Agreement (the "Agreement"), dated and effective as of September 18, 1996 by and between Neoprobe Corporation ("Neoprobe"), a corporation duly organized and existing under the laws of the State of Delaware and having its principal place of business at 425 Metro Place North, Suite 400, Dublin Ohio 43017-1367, and United States Surgical Corporation ("USSC"), a corporation duly organized and existing under the laws of the State of Delaware and having its principal place of business at 150 Glover Avenue, Norwalk, Connecticut 06856 ("Neoprobe and USSC, each a "Party" and collectively, the "Parties").

         WHEREAS, Neoprobe has developed and is developing proprietary radioreceptor and radioimmunoguided surgery technologies for the detection of cancer;

         WHEREAS, USSC develops, manufactures and markets surgical devices and products; and

         WHEREAS, Neoprobe desires to grant certain marketing rights to USSC for such surgery technologies and USSC wishes to acquire such marketing rights from Neoprobe all on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                             ARTICLE 1 - DEFINITIONS

         1.1 For purposes of this Agreement, the definitions set forth below shall be applicable.


                                        1


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         "Act" shall mean the United States Food, Drug and Cosmetic Act of 1938, as amended to date and during the term of this Agreement, including, without limitation the Medical Device Amendments of 1976.

         "Action" shall mean a claim, action, suit, proceeding or arbitration.

         "Affiliate" shall mean with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, "control" including, with correlative meanings, the terms "controlled by" and "under common control with" means ownership directly or indirectly of more than fifty percent (50%) of the equity capital having the right to vote for election of directors in the case of a corporation and more than fifty percent (50%) of the beneficial interest in the business entity other than a corporation.

         "Confidential Information" shall mean, unless specified in writing to the contrary, any proprietary information or material regarding the business or affairs of USSC or Neoprobe including, without limitation, Know-How (defined below), research, development, customer lists and marketing information; provided, however, that "Confidential Information" shall not include information that (i) can be demonstrated to have been in the public domain or publicly known prior to the date of disclosure by the disclosing Party; or (ii) that can be demonstrated from written records, to have been in the receiving Party's possession from another source not under an obligation of secrecy to the disclosing Party prior to disclosure by the disclosing Party; or (iii) that becomes part of the public domain or publicly known by publication or otherwise, not due to any unauthorized act by the receiving Party; or (iv) that can be demonstrated by written records to have been independently developed by the receiving Party without the use of the disclosing Party's Confidential Information.


                                       2


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         "Control Unit" shall mean an intraoperative radiation detection device including, without limitation, a microcomputer-based unit which measures the presence of gamma-emitting isotopes; the unit translates the gamma pulsers received from the Probe (defined below) into understandable displays and sounds.

         "Costs" shall mean a party's manufacturing costs including material and labor but excluding overhead, all as calculated in accordance with GAAP.

         "Excluded Countries" shall mean South Korea, North Korea, Singapore, Malaysia, Taiwan and Thailand.

         "Extraordinary Transaction" shall mean the sale or other disposition (whether by merger, consolidation, tender or exchange offer or otherwise) of all or substantially all of the securities, assets or business of Neoprobe in a single transaction or a series of transactions.

         "FDA" shall mean the United States Department of Health and Human Services, Food and Drug Administration, or any successor governmental organization.

         "GAAP" shall mean generally accepted accounting principles.

         "Regulatory Approvals" shall mean approval to market a Neoprobe Product by the FDA under the Act and by International Regulatory Agencies (defined below).

         "Field" shall mean all surgical applications relating to one or more types of cancers including, without limitation, the use of Neoprobe Products and Neoprobe Product Improvements in the detection, diagnosis, prevention, staging and treatment of cancers (e.g. colorectal, ovarian and prostate cancers). The Field shall also include, without limitation, the use of Neoprobe Products and Neoprobe Product Improvements relating to surgical detection, diagnosis,


                                       3


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

prevention, staging and treatment of cancers by means of sentinel node mapping (intraoperative lymphoscintigraphy) and adoptive cellular therapy.

         "Improvement" shall mean any adaption, improvement, redesign or modification.

         "International Regulatory Agency" shall mean any national, provincial, state or local governmental agency or other organization outside of the United States which performs functions similar to the FDA.

         "Laws" shall mean any statute, regulation, rule, ordinance, guideline, order, judgment, decision or interpretation of the FDA or any International Regulatory Agency.

         "Neoprobe Product" or "Neoprobe Products" shall include intraoperative radiation detection devices, localization or targeting agents and disposable devices, and all parts, components or subassemblies thereof or accessories therefor, and all Neoprobe Product Improvements (defined below), unless otherwise expressly stated herein. Neoprobe Products shall include, but shall not be limited to, the following: RIGScan (defined below), the Control Unit (defined below) and the Probe (defined below) but shall also include other Neoprobe Products, and Technology and Improvements related thereto.

         "Neoprobe Product Improvements" shall mean any Improvement of a Neoprobe Product.

         "Net Sales" with respect to USSC Royalty Products shall mean gross sales of USSC Royalty Products billed and shipped by USSC or its Affiliates, Sublicensees or permitted assignees less allowances and discounts actually allowed (other than advertising allowances, or fees or commissions to salesmen or sales representatives), returns, invoices written off as uncollectable, billed taxes and customs duties, costs of transportation, freight and transit insurance, and shall not include samples or demonstration materials or any sales to USSC


                                       4


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

employees for any reason other than resale. The term "Net Sales" shall not include sales between USSC and its Affiliates, Sublicensees or permitted assignees. For purposes of the "Net Sales" definition, the term USSC Royalty Products shall also include USSC Royalty Products sold in packages, trays or other groups of items consisting of one or more USSC Royalty Products and one or more non-USSC Royalty Products (the "Package"). ****

         "Net Sales" with respect to Neoprobe Products shall mean the actual invoice price at which Neoprobe Product is sold by Neoprobe or its Affiliates or permitted assignees in the Territory less the following: trade, cash and quantity discounts; returns; invoices written off as uncollectable, normal trade allowances, charge backs, rebates and adjustments; and billed taxes and customs duties, costs of transportation, freight and transit insurance. ****

         "Patents" or "Patent Rights" shall mean any and all world-wide patents and patent applications relating to the Neoprobe Products presently or hereafter owned by Neoprobe or a Neoprobe Affiliate and/or in which Neoprobe or a Neoprobe Affiliate has or obtains any right, title or interest including, without limitation the patent, patent applications set forth on Exhibit A-1 attached hereto.


                                       5


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         "Person" or "Persons" shall mean any individual, corporation, partnership, association, trust or other entity or organization including a governmental or political sub division or any agency or instrumentality thereof.

         "Probe" shall mean a radiation sensing probe including, without limitation, a gamma radiation sensing probe and a laparoscopic radiation sensing probe.

         "Regulatory Authorities " shall mean collectively, the FDA and the International Regulatory Agencies.

         "Rights Technology" shall mean any and all secret or confidential information, trade secrets, specifications, tests results, analyses, data, inventions, modifications and improvements, methods, processes, formulae, compositions, designs, techniques, applications, ideas or concepts, whether or not reduced to practice, including, without limitation, technology that is or could be the subject matter of a foreign or domestic patent or patent application, whether or not reduced to writing in a patent application as to which (i) Neoprobe either conceives or develops during the term of this Agreement, or (ii) Neoprobe has, or during the term of this Agreement obtains, any rights, title or interest, in either case, that has an intraoperative surgical application relating to cancer or any other disease, pathology or condition and is not otherwise subject to USSC's rights under this Agreement.

         "RIGScan" shall mean a radiolabelled monoclonal antibody, fragment or peptide including, without limitation, a CC49 monoclonal antibody radiolabelled with Iodine 125.

         "RIGScan System" shall mean Neoprobe Products consisting of a RIGScan, a Control Unit and a Probe.

         "Sublicensee" shall mean any third Person to whom USSC grants a sublicense to sell the Product.


                                       6


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         "Technology" shall mean any and all secret or confidential information, trade secrets, specifications, tests results, analyses, data, inventions, modifications and improvements, methods, processes, formulae, compositions, designs, techniques, applications, ideas or concepts, whether or not reduced to practice, including, without limitation, technology that is or could be the subject matter of a foreign or domestic patent or patent application, whether or not reduced to writing in a patent application involving or relating to radioreceptor and/or radioimmunoguided surgery techniques.

         "Territory" shall mean every country, possession and territory throughout the world, except the Excluded Countries.

         "Trademarks" or "Trademark Rights" shall mean any and all world-wide trademarks and trademark applications and copyrights relating to the Neoprobe Products presently or hereafter owned by Neoprobe or a Neoprobe Affiliate and/or in which Neoprobe or a Neoprobe Affiliate has or obtains any right, title or interest including, without limitation, the trademark and trademark applications set forth on Exhibit A-2 attached hereto.

         "USSC Royalty Products" shall mean surgical products and devices for use with Neoprobe Products in the Field ****. Without limiting the foregoing, USSC Royalty Products shall include disposable products for use either with a Probe or with a radiation sensing element of a Probe. USSC Royalty Products shall not include (i) any USSC product except if designed and sold primarily for use with a Neoprobe Product, and (ii) shall in no event include trocars, staplers, staples, clip appliers, clips, sutures, ABBI* products or any other device or product which is marketed primarily for other uses.


                                       7


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         "Warranty" shall mean the warranty on the Neoprobe Products which shall be established after the date of this Agreement and shall be set forth in Exhibit C attached hereto.

         1.2 In addition to the foregoing defined terms, the following terms shall have the meanings set forth in the referenced Sections of this Agreement:

                  Term                                                       Section
                  ----                                                       -------
                  ****                                                         14.2
                  Demonstration Source                                          3.5
                  Development Committee                                         5.1
                  ****                                                         14.2
                  ****                                                         14.2
                  Dow                                                          14.2
                  First Exclusive Negotiation Period                           11.2
                  Force Majeure Event                                          15.1
                  ****                                                          2.2
                  ****                                                          2.2
                  Licensors                                                    14.2
                  Licenses                                                     14.2
                  Marketing Rights                                              3.1
                  Material IPRs                                                14.2
                  Minimum Selling Price                                         3.6
                  NCI Agreement                                                14.2
                  Neoprobe Indemnitees                                          9.1
                  Neoprobe Inventions                                           8.1
                  Neoprobe Regulatory Lead Situation                            7.2
                  Promotional Materials                                         3.2
                  R&D Payments                                                  4.1
                  Renewal Option                                               12.2
                  Royalty                                                       4.1
                  Sales Penetration Level                                      10.3
                  Second Exclusive Negotiation Period                          11.3


                                       8


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                  Term                                                         12.1
                  Trademark License                                             2.1
                  USSC Commission                                               4.3
                  USSC Indemnitees                                              9.1
                  USSC Inventions                                               8.1


                   ARTICLE 2 - APPOINTMENT; EXCLUDED COUNTRIES

         2.1

         (a) For the term of this Agreement, Neoprobe hereby appoints USSC as its sole and exclusive marketer throughout the Territory for Neoprobe Products in the Field, alone or together with USSC Royalty Products. In connection with such appointment, Neoprobe hereby grants to USSC the following:

         (i) Marketing Rights (defined below) during the term of this Agreement;

and

         (ii) a non-exclusive **** license, with right to sublicense, under the Patents in the Territory to market Neoprobe Products in the Field, such license to continue during the term of this Agreement, or, in the case of a particular patent within Patents, for the duration of such patent; and

         (iii) a license under the Trademarks in the Territory as set forth in
Exhibit 2.1 (the "Trademark License"), such license to continue during the term of this Agreement. The form of Trademark License set forth in Exhibit 2.1 shall be executed by both parties simultaneously with the execution of this Agreement.

         (b) All references in the Agreement to rights and obligations of USSC with respect to the Neoprobe Products and USSC Royalty Products shall also be deemed to include Affiliates, Sublicensees and permitted assigns of USSC.


                                       9


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         2.2

         ****

         2.3 ****


                         ARTICLE 3 - MARKETING AND SALES

         3.1 Subject to Section 3.2, USSC's Marketing Rights in the Territory for Neoprobe Products in the Field shall include the following: (a) exclusive right to market and solicit orders including, without limitation, advertise, promote sales and contact potential customers, prepare and distribute marketing and sales brochures and materials, pursue sales leads, answer customer inquiries, make quotations and take orders, and (b) exclusively train customers of Neoprobe Products with such assistance by Neoprobe as provided in this
Article 3. All communications or inquiries received by Neoprobe from potential customers for Neoprobe Products and/or USSC Royalty Products shall be promptly forwarded by Neoprobe to USSC. All decisions regarding USSC marketing, solicitation, answering customer inquiries and training shall be in USSC's sole discretion.

         3.2 Neoprobe is legally responsible for all Neoprobe Product advertising, promotional material, sales aids, sales brochures and product labeling and packaging under the Act (collectively, "Promotional Materials"). Accordingly, approval of any particular Promotional Material for use in marketing a Neoprobe Product for regulatory compliance purposes shall be the sole


                                       10


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

responsibility of Neoprobe. USSC shall submit all Promotional Materials prepared for use with marketing a Neoprobe Product for prior review and approval by Neoprobe, which approval shall not be unreasonably delayed or denied. If any Promotional Materials have been previously approved by Neoprobe, USSC shall not be required to resubmit such Promotional Materials for Neoprobe's review and approval.

         3.3 USSC shall promote a Neoprobe Product only for indications covered by the labeling or literature which accompany the Neoprobe Product and which have been approved, cleared or otherwise allowed by the applicable Regulatory Authorities in the country in which such promotion occurs.

         3.4

         (a) Neoprobe shall provide training with respect to Neoprobe Products to USSC's marketing and sales personnel and, in accordance with USSC's requests, to customers procured by USSC. Such training shall be conducted by competent, technically qualified employees or representatives of Neoprobe. Neoprobe shall bear the expense associated with such training as they relate to Neoprobe's employees or representatives; USSC shall bear the expenses associated with such training as they relate to the training facility and supplies, other than Neoprobe Products. Neoprobe training of USSC's marketing and sales personnel shall occur at such times and locations as are mutually agreed consistent with the mutually beneficial objective of the parties to effect rapid and thorough training of USSC's marketing and sales personnel to maximize sales of Neoprobe Products and USSC Royalty Products.

         (b) USSC shall permit Neoprobe employees to attend and observe USSC's product launch salesforce meetings for a Neoprobe Product and surgeon training programs for a Neoprobe Product, but only for those portions of such meetings and programs during which USSC's employees or its representatives present or demonstrate the Neoprobe Product.


                                       11


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         3.5 Neoprobe shall make available to USSC **** Control Units, **** Probes and **** demonstration sources (such **** demonstration sources to be replenished when such demonstration sources cease to meet Neoprobe's radiation activity specifications) which mimic RIGScan for use in demonstrating RIGScan ("Demonstration Source"). Any additional Control Units, Probes or Demonstration Source required by USSC shall be purchased from Neoprobe ****. Neoprobe shall make available to USSC demonstration product for other Neoprobe Products on similar terms. All demonstration product purchased by USSC pursuant to this
Section 3.5 ("Demonstration Product") shall be used only for demonstration purposes and not for subsequent resale by USSC. ****

         3.6

         (a) Non price terms and conditions of Neoprobe sales to customers and the Warranty have not yet been established. Neoprobe shall establish non price terms and conditions (including, without limitation, a return goods policy and a loaner policy for reusable Neoprobe Products), a Warranty and out of warranty repair and service program on terms reasonably acceptable to USSC prior to launch of the Neoprobe Product. When established, the non price terms and conditions and Warranty shall be set forth in Exhibit 3.6 and Exhibit B, respectively.

         (b) Neoprobe shall accept and fill Neoprobe Product purchase orders forwarded to it by USSC, Customer purchaser orders for Neoprobe Products obtained by USSC shall be deemed accepted by Neoprobe upon receipt by Neoprobe.
****


                                       12


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Customer purchase orders for Neoprobe Products obtained by USSC shall be solely for Neoprobe's account and risk and shall be promptly forward by USSC to Neoprobe.

         3.7 The Parties shall continuously communicate and update each other concerning customer purchase orders, customer pricing and purchase terms, shipping and delivery of Neoprobe Products, and customer invoicing, payment and complaints. Notwithstanding the foregoing, Neoprobe Products shall be invoiced, shipped and delivered to customers directly by Neoprobe or its representatives employing such shipping and delivery arrangements as Neoprobe, in its discretion, shall determine. Neoprobe shall also have sole responsibility for customer payments and collections and shall be solely responsible for warranty repairs, loaners and service and out-of-warranty repairs, loaners and service for Neoprobe Products. USSC shall have no right, responsibility or liability for order processing, invoicing, shipping or delivery of Neoprobe Products, billing or collection with respect thereto or the repair or service thereof, whether under warranty or otherwise.

         3.8 Notwithstanding anything in this Agreement to the contrary, USSC shall have the exclusive right and license, with right to sublicense, to develop, manufacture, sell and deliver USSC Royalty Products to Neoprobe customers in the Territory. Neoprobe shall have no right, responsibility or liability for order processing, invoicing, shipping or delivery of USSC Royalty Products, billing or collection with respect thereto or the repair or service thereof, whether under warranty or otherwise.


                                       13


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                            ARTICLE 4 - CONSIDERATION

         4.1 The total consideration to be paid to Neoprobe by USSC for the exclusive marketing rights granted hereunder, the Trademark License, the non-compete undertaking set forth in Section 10.2 herein, and the other rights in this Agreement shall consist of the following:

                  (a) Upfront License Fee: A payment of Two Million Dollars ($2,000,000) payable to Neoprobe within two (2) business days of execution of this Agreement, which payment shall be non-refundable on the condition that the term of this Agreement is not terminated by USSC pursuant to Section 12.3(a)-(f) herein within twenty four (24) months after the Effective Date in which case Neoprobe shall promptly refund to USSC the total amount of the aforesaid Upfront License Fee.

                  (b)  Additional License Fees:

                           (i) U.S. Approval: Two Million Dollars ($2,000,000)
payable to Neoprobe upon issuance to Neoprobe of all required regulatory approvals by the FDA for the commercial marketing of a RIGScan System with RIGScan CC49.

                           (ii) European Approval: One Million Five Hundred
Thousand Dollars ($1,500,000) payable to Neoprobe upon issuance to Neoprobe of all required regulatory approvals by the European governmental authorities that are the counterparts to the FDA for the commercial marketing of a RIGScan System with RIGScan CC49.

                  (c) Research and Development Payments: Payments ("R&D Payments") equal to (i) ****


                                       14


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                  (d) Royalty on USSC Royalty Products: a periodic royalty ("Royalty") equal to **** . Payment of such amounts to Neoprobe shall be made as provided in Section 4.2 below.

         4.2 For purposes of Section 4.1(d) above, Net Sales shall not include sales of USSC Royalty Products between the parties hereto, sales of USSC Royalty Products by independent distributors, sales of USSC Royalty Products between or among USSC and its Affiliates or permitted assignees, demonstration USSC Royalty Products, or returns of USSC Royalty Products. USSC shall deliver quarterly written reports to Neoprobe for each three (3) month period ending on the last days of the months of March, June, September and December of each year, within forty-five (45) days after the end of each such period. The report shall set forth the number of USSC Royalty Products sold by USSC, its Affiliates and permitted assignees during the immediately preceding calendar quarter and the amount of the Royalty payable to Neoprobe. All information contained in such quarterly reports shall be treated as USSC's Confidential Information. Simultaneously with the submission of each report, USSC shall pay to Neoprobe by check or bank transfer the amount of Royalties due to Neoprobe for the report period under the terms of this Agreement. USSC shall maintain records in sufficient detail and, upon reasonable notice, allow any independent certified public accounting firm of nationally recognized standing, appointed by Neoprobe and reasonably acceptable to USSC to examine its consolidated books and records. Such examinations shall occur on or after February 15 of any calendar year (or, if Neoprobe appoints for purposes of such examination the accounting firm employed by USSC to conduct its regular annual audit, prior to February 15,) only during normal business hours and not more than once a year, and shall be solely for the purpose of verifying the calculation of Royalties due under this Agreement. A final such examination may occur once during the year immediately succeeding termination of this Agreement. In the event Neoprobe appoints for the purpose of examining USSC's consolidated books and records the accounting firm employed by USSC to conduct its regular annual audit, and if the examination provided for herein is performed at substantially


                                       15


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

the same time as such regular annual audit, the fees and expenses of the accounting firm performing the examination shall be borne by USSC. In any other event, the fees and expenses of the accounting firm performing the examination shall be borne by Neoprobe. Unless written objection is made by Neoprobe and delivered to USSC within thirty (30) days after completion of such examinations, the calculation of Royalties paid by USSC prior to the date of such examination shall be final and binding on the Parties, except insofar as adjusted or corrected as a result of USSC's regular annual audit. It is understood that USSC shall not be required to furnish or permit the examination of the identities, at any time, of customers or other information as to specific sales. Any information provided to Neoprobe or its accountants pursuant hereto shall be treated as USSC's Confidential Information.

         4.3 In consideration for USSC marketing the Neoprobe Products pursuant to this Agreement and for the non-compete undertaking set forth in Section 10.2 herein, Neoprobe agrees to pay to USSC a commission on Net Sales of Neoprobe Products (collectively, "USSC Commissions") including the following:

                  (a) USSC Commissions on Net Sales of the RIGScan System (including without limitation, a RIGScan System which includes a CC49 monoclonal antibody radiolabelled with Iodine 125) as calculated in accordance with Exhibit 4.3, attached hereto; and

                  (b) USSC Commissions on other Neoprobe Products equivalent in amount to USSC Commissions on the RIGScan System set forth in Section 4.3(a) above. The Parties shall negotiate with each other in good faith concerning such equivalent commission prior to the commencement of sale of each other Neoprobe Products and Technologies.

         4.4


                                       16


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         (a) For purposes of Section 4.3 above, Net Sales shall not include sales of Neoprobe Products between the parties hereto, demonstration Neoprobe Products, or returns of Neoprobe Products. Net Sales shall also include lease payments, per treatment charges or similar consideration, if any, due to Neoprobe with respect to Neoprobe Products transferred to third persons. Without limiting the foregoing, consideration received by Neoprobe in connection with leasing arrangements with third parties shall be considered as sales for purpose of calculating Net Sales.

         (b) Neoprobe shall deliver fax or written reports to USSC with respect to customer orders for Neoprobe Products on a daily basis. The report shall set forth the number of Neoprobe Products sold by Neoprobe, its Affiliates and permitted assignees to each customer, the address thereof and customer contact person. All information contained in such reports shall be treated as Neoprobe's Confidential Information except that USSC may utilize such information for sales of USSC Royalty Products and for other purposes contemplated by this Agreement.

         (c) Within fifteen (15) days following each calendar month during the term of this Agreement, Neoprobe shall pay to USSC by check or bank transfer **** . Neoprobe shall maintain records in sufficient detail and, upon prior notice, shall allow any independent certified public accounting firm of nationally recognized standing, appointed by USSC and reasonably acceptable to Neoprobe, to examine Neoprobe's consolidated books and records for purposes of determining the amount of USSC Commissions.


                      ARTICLE 5 - RESEARCH AND DEVELOPMENT


                                       17


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

          5.1 The Parties agree that one of the aims of their relationship is the further commercialization of Neoprobe Products and the development of Improvements to Neoprobe Products which are compatible and complementary with USSC Royalty Products and function in a manner designed to protect, to the maximum extent reasonably possible, the intellectual property rights of the parties and the distinctiveness of the Neoprobe Products with USSC Royalty Products in the marketplace, and shall design or redesign their respective products for use in the Field consistent with the foregoing objectives. Without limiting the foregoing, (i) Neoprobe shall not alter the design the Control Unit so that it will not function with a USSC Royalty Product, and (ii) USSC shall not alter the design of a USSC Royalty Product designed for use with a Neoprobe Product so that such USSC Royalty Product will not function with such Neoprobe Product. The monies paid to Neoprobe pursuant to Section 4.1(c) shall be used by Neoprobe solely to fund research and development of Neoprobe Products and Improvements to Neoprobe Products directed to those areas in which USSC has or retains rights under this Agreement and for no other purpose, without USSC's approval in its sole and absolute discretion. **** Neoprobe shall maintain records in sufficient detail and, upon prior notice, shall allow USSC or any independent certified public accounting firm of nationally recognized standing, appointed by USSC, to examine Neoprobe's records to assure Neoprobe's compliance with this Section 5.1

         5.2 ****


                                       18


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         5.2 R&D Payments shall be used by Neoprobe exclusively to fund further development of Neoprobe Products including, without limitation, clinical trials directed to those applications in which USSC has or retains rights under this Agreement and expressed USSC's interest therein ****. Neoprobe shall maintain records in sufficient detail and, upon prior notice, shall allow any independent certified public accounting firm of nationally recognized standing, appointed by USSC and reasonably acceptable to Neoprobe, to examine Neoprobe's consolidated books and records to assure Neoprobe compliance with this Section 5.2.

         5.3 Development of Neoprobe Products during the term of this Agreement including, without limitation, the conduct of all clinical trails shall be the exclusive responsibility of Neoprobe and at its sole cost. Neoprobe shall


                                       19


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

communicate with USSC and provide to USSC a copy of all test data and other results concerning the further development of Neoprobe Products.


                       ARTICLE 6 - MANUFACTURE AND SUPPLY

         6.1 Neoprobe shall have sole right and shall have sole responsibility and liability for the manufacture, assembly, production, quality control, sterilizing, packaging, and labeling of the Neoprobe Products as well as the shipping and delivery of the Neoprobe Products to customers.

         6.2 Neoprobe shall comply, and shall cause each of its third party vendors, suppliers, distributors or other Persons involved in the manufacture, assembly, production, packaging, labeling, shipping or delivery of Neoprobe Products to comply, with all present and future Laws relating to the manufacture, assembly, production, packaging, labeling, shipping delivery of the Neoprobe Products, including, without limitation, those enforced or promulgated by Regulatory Authorities (e.g. FDA good manufacturing practices, defect notifications and any other registration requirements which may be imposed on the manufacture, assembly or supply of drugs or medical devices).

         6.3 Neoprobe shall permit, or cause USSC to be permitted, to inspect the manufacture, assembly, production, packaging, labeling, shipping, quality control and sterilizing facilities of Neoprobe and its third party vendors, suppliers and distributors, as well as all records relating to Neoprobe Products to allow USSC to verify Neoprobe's compliance with its obligations under this Agreement. Neoprobe shall notify USSC thirty (30) days prior to making, or any third party making, any change in the design of a Neoprobe Product, in the materials used to manufacture a Neoprobe Product or in the manufacturing process thereof.

         6.4 Commencing with Regulatory Approval to sell a Neoprobe product, and thereafter during the Term, Neoprobe shall maintain at its expense business


                                       20


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

interruption insurance with insurance carriers reasonably acceptable to USSC and under which USSC is the sole covered party, such coverage to include claims for liability, damage or loss to USSC, its Affiliates or permitted assignees caused by Neoprobe being unwilling or unable to supply Neoprobe Products pursuant to purchase orders procured by USSC or its Affiliates or permitted assignees, for any or no reason, even if due to Force Majeure Event. The amount of such coverage shall be based upon the reasonable estimate of the parties as to expected sales of Neoprobe Product during the **** following such Regulatory Approval and their business judgment exercised in a reasonable and prudent manner, ****. Thereafter, the dollar amount of such coverage shall be adjusted on the annual anniversary date of such Regulatory Approval during the Term to reflect the reasonable estimate of the parties as to the expected sales of Neoprobe Products during the **** and their business judgment exercised in a reasonable and prudent manner, ****. Commencing with such Regulatory Approval, Neoprobe shall furnish to USSC a certificate of insurance evidencing such coverage with thirty days' written notice to USSC of cancellation or material change. Thereafter, Neoprobe shall furnish to USSC on an annual basis an amended or substitute certificate of insurance evidencing the adjustment to the dollar amount of such coverage as provided hereinabove in this Section 6.4 and which shall likewise contain a provision for thirty days' written notice to USSC of cancellation or material change. Nothing set forth in this Section 6.4 is intended to substitute for the indemnity rights set forth in this Agreement.


                             ARTICLE 7 - REGULATORY

         7.1

         (a) Neoprobe shall permit USSC to inspect and copy at USSC expense Neoprobe's Regulatory Approvals at Neoprobe's principal offices on prior notice


                                       21


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

during regular business hours. Such Regulatory Approvals shall be retained by USSC in confidence as Neoprobe's Confidential Information. Promptly following the execution of this Agreement, Neoprobe shall provide to USSC a schedule to the best of Neoprobe's knowledge containing a description of the timing, clinical endpoints, indications approvals, and clinical protocols for all Phase I, II and III clinical trials conducted, sponsored or funded, in whole or in part, by Neoprobe or any Neoprobe Affiliate, or currently expected or anticipated to be conducted, sponsored or funded, in whole or in part, by Neoprobe or any Neoprobe Affiliate.

         (b) During the term of the Agreement, interaction with the FDA, any International Regulatory Agency and any other similar authority within or outside the United States concerning Neoprobe Products shall be conducted exclusively by Neoprobe. For purposes of any regulatory filings concerning the Neoprobe Products, Neoprobe shall be the official company sponsor. Neoprobe shall advise USSC of regulatory communications with Regulatory Agencies concerning Neoprobe Products and provide USSC with a copy of all proposed filings with Regulatory Agencies concerning Neoprobe Products as far in advance as is reasonably possible to permit USSC to comment upon the proposed filings. In the event of a dispute between Neoprobe and USSC concerning any matter relating to regulatory interaction with respect to Neoprobe Products, Neoprobe shall have final authority to act, as Neoprobe deems appropriate with respect to the matter in dispute. Neoprobe will assume and be solely responsible for all costs associated with regulatory interaction concerning Neoprobe Products and shall reimburse USSC its out-of-pocket costs, other than attorneys' fees and expenses, associated with cooperation requested by Neoprobe in connection with such regulatory interaction.

         7.2 During the term of the Agreement, interaction with the FDA, any International Regulatory Agency and any other similar authority within or outside the United States concerning USSC Royalty Products shall be conducted exclusively by USSC, except to the extent and for so long as required to comply with applicable regulatory requirements in a particular country in the Territory


                                       22


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

("Neoprobe Regulatory Lead Situation"). For purposes of any regulatory filings concerning the USSC Royalty Products, USSC shall be the official company sponsor, except for a Neoprobe Regulatory Lead Situation. Other than in respect of a Neoprobe Regulatory Lead Situation, USSC shall advise Neoprobe of regulatory communications with Regulatory Agencies concerning USSC Royalty Products and provide Neoprobe with a copy of all proposed filings with Regulatory Agencies concerning USSC Royalty Products as far in advance as is reasonably possible to permit Neoprobe to comment upon the proposed filings. In a Neoprobe Regulatory Lead Situation, Neoprobe shall advise USSC of regulatory communications with Regulatory Agencies concerning USSC Royalty Provides and shall submit to the appropriate Regulatory Agency USSC's proposed filing with respect to the USSC Royalty Product or the portion of the Neoprobe filing concerning the USSC's Royalty Product which shall be prepared by USSC, as the case may be. In the event of a dispute between Neoprobe and USSC concerning any matter relating to regulatory interaction with respect to USSC Royalty Products, USSC shall have final authority to act, as USSC deems appropriate with respect to the matter in dispute including, without limitation, in a Neoprobe Regulatory Situation. USSC will assume and be solely responsible for all costs associated with regulatory interaction concerning USSC Royalty Products and shall reimburse Neoprobe its out-of-pocket costs, other than attorneys' fees and expenses, associated with cooperation requested by USSC in connection with such regulatory interaction including, without limitation, in a Neoprobe Regulatory Lead Situation.

         7.3 Notwithstanding Sections 7.1 and 7.2 above, during the term of the Agreement, the Parties shall use reasonable commercial efforts to coordinate their regulatory filings concerning Neoprobe Products and USSC Royalty Products and to facilitate concurrent regulatory approvals for Neoprobe Products and USSC Royalty Products, and USSC shall have the right, in its discretion, to file and prosecute, or cause Neoprobe to file and prosecute, applications for expedited marketing approvals from Regulatory Agencies (e.g. amendments to existing PLAs or 510(k) applications) with respect to probes and disposables (e.g. laparoscopic probes and disposables).


                                       23


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         7.4 Each Party shall notify the other Party as soon as practicable after receiving notice of any Action involving or relating to Neoprobe Products or USSC Royalty Products, as the case may be, which includes allegations of violation of any applicable Laws. In addition, Each Party shall promptly notify the other Party of any adverse reaction or other similar claims with respect to a Neoprobe Product or a USSC Royalty Product of which it becomes aware. Any death, serious injury, potential for occurrence of the same, or change in the frequency or occurrence in field experiences required to be reported to the FDA shall be reported by a Party to the other Party in a manner and time which will enable the Party receiving the information to comply with applicable Laws in a timely manner.

         7.5 Neoprobe shall by solely responsible to institute and fund any recall, field corrective action, or the like in circumstances relating to a Neoprobe Product defect or failure which requires such action as determined by the FDA, any International Regulatory Agency or any other similar authority within or outside the United States, or by Neoprobe or as otherwise may be required pursuant to applicable Laws, except to the extent such action is the result of a failure by USSC to limit its promotion of the Neoprobe Products to indications approved, cleared or otherwise allowed by applicable Regulatory Agencies. In such circumstances, the actual retrieval of the Neoprobe Products will be the responsibility of Neoprobe and handled by Neoprobe or third Persons authorized by Neoprobe. USSC shall assist Neoprobe in any such recall, field corrective action, or the like and, subject to the exception set forth in the first sentence of this Section 7.5, shall be reimbursed by Neoprobe for USSC's out of pocket costs, other than attorney's fees and expenses, involved in such requested assistance.

         7.6 USSC shall by solely responsible to institute and fund any recall, field corrective action, or the like in circumstances relating to a USSC Royalty Product defect or failure which requires such action as determined by the FDA, any International Regulatory Agency or any other similar authority within or outside


                                       24


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

the United States, or by USSC or as otherwise may be required pursuant to applicable Laws. In such circumstances, the actual retrieval of the USSC Royalty Products will be the responsibility of USSC and handled by USSC or third Persons authorized by USSC. Neoprobe shall assist USSC in any such recall, field corrective action, or the like and shall be reimbursed by USSC for Neoprobe's out of pocket costs, other than attorney's fees and expenses, involved in such requested assistance.

         7.7 Neoprobe represents, warrants and covenants that (i) in connection with any Neoprobe Product sold to customers, it will have and will continue to have and maintain, effective Regulatory Approvals to manufacture and sell Neoprobe Products in the Territory, to the extent required by Law, and shall provide a copy of such Regulatory Approvals to USSC, and (iii) that the submissions made by Neoprobe to obtain or maintain Regulatory Approval shall be made in good faith and contain accurate and complete data and information regarding the Neoprobe Products as required by applicable Laws. Neoprobe warrants and covenants that no Neoprobe Products delivered by it, or on its behalf, to customers will be adulterated or misbranded at the time of delivery within the meaning of the Act.

         7.8 USSC represents and warrants that (i) it shall comply with all applicable Laws in its advertising, promotion and sale of Neoprobe Products,
(ii) it shall promote the Neoprobe Product only within the approved indication; and (iii) all advertising, detail aids, promotional materials and sales brochures used by it to market the Neoprobe Product shall be approved by Neoprobe. Neoprobe represents and warrants that (i) it shall comply with all applicable Laws in its advertising, promotion and sale of Neoprobe Products,
(ii) it shall advise USSC of the approved indication, and (iii) Neoprobe's approval of USSC advertising, detail aids, promotional materials and sales brochure for Neoprobe Products, and all advertising, detail aids, promotional materials and sales brochures prepared by Neoprobe for Neoprobe Products, shall be consistent with all applicable Regulatory Approvals.


                                       25



Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                       ARTICLE 8 - INVENTIONS AND PATENTS

         8.1 The Parties each acknowledge that the other Party has developed or acquired methods, processes and apparatus relating to their respective fields of endeavor. Notwithstanding anything in this Agreement to the contrary, each Party shall retain all right and title in and to such methods, processes and apparatus developed or owned on their respective parts prior to the Effective Date. During the term of this Agreement, inventions by Neoprobe or USSC shall be treated as follows:
                  (i) Inventions, whether or not patentable, which are conceived and/or reduced to practice (i) solely by or on behalf of USSC based on Neoprobe Confidential Information, or (ii) solely by or on behalf of Neoprobe based on Neoprobe Confidential Information, **** shall be owned by Neoprobe (collectively, "Neoprobe Inventions"); and
                  (ii) Invention, whether or not paten table, which are conceived and/or reduced to practice (i) solely by or on behalf of USSC based on USSC Confidential Information, (ii) solely by or on behalf of Neoprobe based on USSC Confidential Information, **** shall be owned by USSC (collectively,
"USSC Inventions").


         8.2

         (a) Neoprobe shall have sole right and shall have sole responsibility at its sole cost to obtain and maintain all Patents involving or related to Neoprobe Products. Neoprobe shall keep USSC advised of the status of all such Patents and shall communicate with USSC with respect to all proposed filings and applications with as much time as possible for USSC to determine whether it


                                       26


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

desires copies of such proposed filing and applications, such copies to be at USSC's cost and expense and to provide comments thereon prior to the filing thereof as well as a copy of all Patents upon the issuance thereof.

         (b) **** In such event, USSC shall keep Neoprobe advised of the status of all such Patents and shall provide Neoprobe with a copy of all proposed filings and applications with as much time as possible for Neoprobe to provide comments thereon prior to the filing thereof as well as a copy of all Patents upon the issuance thereof. In addition, in such event (i) Neoprobe agree to execute and deliver all documents which USSC may deem necessary or desirable in connection with USSC's prosecution efforts, and (ii) if USSC thereafter decides to abandon a Patent, it shall give notice of such decision to Neoprobe and provide Neoprobe the opportunity to assume responsibility for such Patent.

         8.3 If USSC or Neoprobe receives notice of an Action by a third Person alleging infringement of such third Person's rights in connection with the manufacture, use or sale of a Neoprobe Product by Neoprobe, the Party receiving such notice shall promptly notify the other Party. **** USSC shall keep Neoprobe advised of the status of such Action and shall provide USSC with a copy of all litigation papers received or prepared involving or relating thereto. Neoprobe shall fully cooperate with USSC in its defense of such infringement Action ****


                                       27


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

**** Neoprobe shall also have the right in its discretion to join in the defense of any such Action ****

         8.4 The Parties shall each give prompt written notice to the other of any apparent infringement discovered by it with respect to any Patent. Such notice shall set forth the facts of the apparent infringement in reasonable detail to the extent then known to the notifying Party. Should either Neoprobe or USSC desire that an Action be brought against third party infringers to enforce a Patent, the Party shall notify the other Party. **** USSC shall keep Neoprobe advised of the status of such Action **** and shall provide a copy of all litigation papers received or prepared involving or relating thereto. Neoprobe shall cooperate with USSC in connection with any such Action **** Neoprobe shall have the right in its discretion to join in any such Action ****

         8.5 The provisions of this Article 8 shall survive termination of this Agreement.


                     ARTICLE 9 - INDEMNIFICATIONS; INSURANCE

         9.1 (a) Neoprobe shall be liable for and shall indemnify and hold USSC, its Affiliates and permitted assignees, and each of their respective directors, officers, employees, agents and representatives (collectively, "USSC


                                       28


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Indemnities") harmless from and against any liability, damage or loss and from any judgments, awards, claims, Action, demands, recoveries or expenses which (i) arise out of Neoprobe's breach of this Agreement or of any representation or warranty made to USSC under this Agreement, or (ii) result from the negligent acts or willful malfeasance on the part of Neoprobe or Neoprobe's employees or agents, or (iii) arising out of any tort claim, worker's compensation claims or other employment related claims of any agents or employees of Neoprobe; or (iv) to the extent caused by a Neoprobe Product, except (aa) to the extent caused by an act or omission of USSC or its agents, or (bb) arising out of or incident to any misrepresentation or any breach of any warranty or covenant of USSC hereunder or any default in the observance or performance of any term or provision to be observed or performed by USSC hereunder.

         (b) USSC shall be liable for and shall indemnify and hold Neoprobe, its Affiliates and permitted assignees, and each of their respective directors, officers, employees, agent and representatives (collectively, "Neoprobe Indemnities") harmless from and against any liability, damage or loss and from any judgment, awards, claims, Action, demands, recoveries or expenses which (i) arise out of USSC's breach of this Agreement or of any representation or warranty made to Neoprobe under this Agreement, or (ii) result from the negligent acts or willful malfeasance on the part of USSC or USSC's employees or agents including, without limitation, in promoting a Neoprobe Product in a manner inconsistent with the Neoprobe Product's labeling, except as to Promotional Materials approved by Neoprobe, or (iii) arising out of any tort claim, worker's compensation claims or other employment related claims of any agents or employees of USSC; or (iv) to the extent caused by a USSC Royalty Product, except (aa) to the extent caused by an act or omission of Neoprobe or its agents, or (bb) arising out of or incident to any misrepresentation or any breach of any warranty or covenant of Neoprobe hereunder or any default in the observance or performance of any term or provision to be observed or performed by USSC hereunder.



                                       29


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         (c) If any lawsuit concerning Neoprobe Products, USSC Royalty Products or the transactions contemplated by this Agreement is brought by or on behalf of a third party against Neoprobe and/or USSC, in such event Neoprobe and USSC shall reasonably consult concerning the handling of such matter. However, this obligation to consult shall not affect the liabilities and obligations imposed by this Section 9.1.

         (d) On execution of this Agreement, each party shall maintain comprehensive general liability insurance, including product liability insurance with broad form vendors coverage, with insurance carriers reasonably acceptable to the other party on a claims made basis in an amount not less than ****. Following the execution of this Agreement, Neoprobe shall make reasonable efforts to increase the amount of such insurance to ****. Neoprobe shall consider increases in the amount of such insurance beyond **** based on its business judgment exercised in a reasonable and prudent manner. Such insurance shall have a combined single limit for bodily injury and property damage per occurrence and in the aggregate in the aforementioned amounts. Such insurance may contain provision for a deductible or self-insured retention ****. Such insurance shall include the other party as an additional named insured as its interest may appear. Commencing with Regulatory Approval to sell a Neoprobe Product, each party shall furnish to the other party a certificate of insurance evidencing such coverage with thirty days' written notice to the other party of cancellation or material change. Nothing set forth herein in this Section 9.1(d) is intended to substitute for the indemnity rights of the parties set forth in this Agreement.

         9.2 Promptly after receipt by a Party indemnified pursuant to this Agreement of the commencement of any Action against such indemnified Party in respect of which indemnity or reimbursement may be sought against the indemnifying Party hereunder, such indemnified Party shall promptly notify the indemnifying Party in writing of the commencement of the Action, but the failure to do so notify the indemnifying Party shall not relieve it of any liability


                                       30


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

which it may have to any such indemnified Party unless such a failure substantially prejudices the rights of the indemnifying Party hereunder. If any such action shall be brought against any indemnified Party and it shall notify the indemnifying Party of the commencement thereof, the indemnifying Party shall be entitled to participate therein, and to the extent it so desires, jointly with any other indemnifying Party similarly notified, to control the defense thereof, with counsel reasonably satisfactory to such indemnified Party. After notice is given by the indemnifying Party to the indemnified Party of its election to so assume the defense thereof, the indemnified Party may participate in the defense thereof, but the indemnifying Party shall not be liable to such indemnified party under this Section 9.2 for any legal or other expenses subsequently incurred by such indemnified Party in connection with its participation in the defense thereof other than out of pocket costs and expenses of the indemnified party (excluding legal costs and expenses) in connection with assistance rendered to the indemnifying party at the specific request of the indemnifying Party.

         9.3 The provisions of this Article 9 shall survive termination of this Agreement.


                 ARTICLE 10 NONCOMPETE;EXCLUSIVITY; STAND STILL

         10.1 During the term of this Agreement, Neoprobe shall not, directly or indirectly, without USSC's prior written consent, in its sole and absolute discretion, (a) market or solicit, or permit, encourage or assist third parties to market or solicit, the sale or lease of Neoprobe Products in the Territory, other than through USSC, or (b) market or sell, or permit, encourage or assist third parties to market or solicit, the sale of products similar to or competitive with USSC Royalty Products.

         10.2 During the term of this Agreement, USSC shall have the right to market and sell USSC Royalty Products in connection with Neoprobe Products but shall not, directly or indirectly, without Neoprobe's prior written consent, in


                                       31


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

its sole absolute discretion, market or sell, or permit encourage, or assist third parties to market or sell, products in the Territory similar to or competitive with Neoprobe Products.

         10.3  ****

         10.4 USSC hereby agrees to the ownership and control restrictions set for in Exhibit 10.4.


                       ARTICLE 11 - RIGHT OF FIRST REFUSAL

         11.1 Neoprobe hereby grants to USSC the below rights of first refusal for Rights Technologies set forth in this Article 11. In accordance with such rights of first refusal, Neoprobe agrees not to transfer, by sale, license or otherwise, any interest in any of the Rights Technology to any third Person, except pursuant to this Article 11.

         11.2 If and when (but not prior to the date that) Neoprobe has produced a prototype and established a development plan and budget, clinical protocols and a market study with respect to a Rights Technology, Neoprobe shall provide USSC with a copy of each such document and other data relating thereto. **** following USSC's receipt of all such documents and data, USSC and Neoprobe shall negotiate exclusively, confidentially and in good faith for the license to USSC of such Rights Technology (the "First Exclusive Negotiation Period") on commercially reasonable terms and conditions. During the First Exclusive Negotiation Period, Neoprobe shall provide USSC with any additional information and data concerning commercialization of such Rights Technology which may come into its possession or control during the First Exclusive Negotiation Period. If the Parties reach agreement with respect to such Rights Technology including the agreement by USSC to assume all development costs for such Rights Technology, Neoprobe shall grant to USSC an exclusive worldwide license to market such Right Technology and all


                                       32


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Improvements thereto, ****.

         11.3 If and when Neoprobe shall commence Phase II clinical trials as that term is interpreted by the FDA, with respect to a Rights Technology, Neoprobe shall provide USSC with a copy of the protocols, the trial results and other data relating to the development of the Rights Technology, as the same becomes available, until the completion of such Phase II clinical trials. **** following USSC's receipt of all such documents and data including the results of the completed Phase II clinical trials, USSC and Neoprobe shall negotiate exclusively, confidentially and in good faith for the license to USSC of such Rights Technology (the "Second Exclusive Negotiation Period") on commercially reasonable terms and conditions. During the Second Exclusive Negotiation Period, Neoprobe shall provide USSC with any additional information and data concerning commercialization of such Rights Technology which may come into its possession or control during the Second Exclusive Negotiation Period. If the Parties reach agreement with respect to such Rights Technology, Neoprobe shall grant to USSC an exclusive worldwide license to market such Rights Technology and all Improvements thereto. If the Parties are unable to reach agreement with respect to such Rights Technology, Neoprobe would be free to enter into a transaction
****.


                        ARTICLE 12 - TERM AND TERMINATION

         12.l This Agreement shall remain in full force and effect from the date hereof until the date which is five (5) years from the date the last of the conditions set forth in Section 4.1(b) above shall have been met, unless earlier terminated pursuant to this Article 12 (the "Term").


                                       33


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         12.2 USSC shall have a paid up option to renew this Agreement for successive five (5) year terms on the same terms and conditions as set forth in this Agreement with payments by USSC to Neoprobe limited to Research and Development Payments and the Royalty as provided hereinabove in this Agreement (the "Renewal Option"). The Renewal Option shall be exercisable by notice given by USSC to Neoprobe no later than twelve (12) months prior to the end of the Term and each renewal term.


         12.3 This Agreement may be terminated prior to the end of the term of this Agreement as follows:
         (a) by either Party, in the event the other Party files any petition in a bankruptcy or similar proceeding or, if the other Party has a petition in a bankruptcy or similar proceeding filed against it and such proceeding continues unstayed after forty five (45) days after the filing thereof;
         (b) by either Party, in the event the other Party becomes insolvent or makes an assignment for the benefit of its creditors;
         (c) by either Party, in the event a Force Majeure Event (defined below) prevents the other Party from performing for more than ninety (90) days;
         (d) by either Party, in the event the other Party refuses to perform or shall materially breach or materially fail in the observance or performance of any representation, warranty, covenant or obligation under this Agreement following notice of such refusal, breach or failure; provided however, that the Party receiving such notice shall have thirty (30) days after receiving notice to cure the refusal, breach or failure. In the event such breach or failure is cured, the notice shall be of no effect. In the event such refusal, breach or failure is not cured, this Agreement shall then terminate at the end of such thirty (30) day period. Notwithstanding the foregoing, neither party shall not be deemed in default hereof for failure to pay any amount to the other party providing it is diligently and in good faith contesting such amount by an Action.
         (e) by USSC, in the event Neoprobe refuses or fails to supply units of Neoprobe Product to customers for any consecutive three (3) month period or refuses or fails to perform or cause to be performed the installation, warranty, maintenance or other customer services for a Neoprobe Product;



                                       34


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         (f) by USSC, in the event Neoprobe does not achieve the regulatory approvals described in Section 4.1(b); and
         (g) by USSC, without cause on twelve (12) months written notice to Neoprobe.

         12.4 In the event of termination of this Agreement, each Party shall fulfill all obligations existing as of the effective date of termination and shall supply all open customer orders and payment for Neoprobe Product and USSC Royalty Products that may be due under this Agreement. Notwithstanding, USSC shall not be obligated to pay Neoprobe the Additional Licensee Fees set forth in
Section 4.1(b) in the event Neoprobe achieves either or both of such regulatory approvals subsequent to the date that USSC gives notice to Neoprobe of termination of this Agreement, unless USSC shall in its discretion solicit orders for Neoprobe Products in such portion of the Territory covered by such regulatory approval during the period between the date notice of termination is given to Neoprobe and the effective termination date of this Agreement.

         12.5 In the event of termination of this Agreement by Neoprobe pursuant to Section 12.3(d) above, USSC shall grant Neoprobe **** with respect to the manufacture, marketing and sale by Neoprobe of USSC Royalty Products solely in connection with Neoprobe's sale of Neoprobe Products, but only as to USSC Royalty Products which are commercially offered for sale by USSC as of such grant date. Notwithstanding **** set forth in this Section 12.5., Neoprobe shall be responsible for obtaining any Regulatory Approvals for Neoprobe's manufacture, use and sale of USSC Royalty Products and Neoprobe shall not use any USSC trademark or otherwise refer to USSC in connection with its manufacture, use or sale of such USSC Royalty Products.


                          ARTICLE 13 - CONFIDENTIALITY


                                       35


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         13.1 Each Party represents, warrants and covenants that it has not, directly or indirectly, disclosed and agrees that it shall not , directly or indirectly, disclose to any third person or entity either during the term of this Agreement or for a period of five (5) years subsequent to the termination of this Agreement, (a) any Confidential Information concerning the other Party disclosed in accordance with this Agreement; or (b) the terms or substance of this Agreement except as required by law or legal process in the reasonable opinion of counsel to the disclosing Party; provided that prior to any such disclosure the disclosing Party shall notify the other Party of such proposed disclosure with as much prior notice as is reasonably possible and shall not take any action to prevent the other Party from taking any legal action as it deems necessary or desirable to prevent or limit any such disclosure.

         13.2 Notwithstanding Section 13.1, each Party may disclose Confidential Information received pursuant to this Agreement to its directors, officers, employees, consultants, attorneys and accountants provided that such persons and entities are obligated to hold the Confidential Information in confidence. Each Party covenants that it shall exercise the same degree of care with respect to the other Party's Confidential Information as it would its own Confidential Information.

         13.3 Upon termination of this Agreement, each Party shall, upon the request of the other Party, return all documents received by it from the other Party which contain the other Party's Confidential Information or destroy all of such documents and confirm in writing the destruction thereof to the other Party, except that one copy thereof may be retained solely for archival purposes in the files of the counsel for the Party.

         13.4 The provisions of this Article 13 shall survive termination of this Agreement.


             ARTICLE 14 - REPRESENTATIONS, WARRANTIES AND COVENANTS


                                       36


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         14.1 Each Party represents, warrants and covenants to the other Party that (i) the performance by such Party of its obligations under this Agreement will not result in a violation or breach of, and not conflict with or constitute a default under, its Certificate of Incorporation or other incorporation documents, corporate bylaws or any contract, commitment, agreement or other obligation to which such Party or any of its Affiliates is a party or by which any of them is bound; and (ii) there is no Action pending or currently threatened against it or any of its Affiliates which, if adversely determined, would restrict or limit such Party's right to enter into this Agreement, transfer the rights or carry out its obligations under this Agreement.

         14.2  Neoprobe represents, warrants and covenants to USSC:
(i)to the best of Neoprobe's knowledge and belief, as of the date of this Agreement, Exhibit 14.2 attached hereto is a true and complete list of all contracts, commitments and agreements pursuant to which Neoprobe or its Affiliates owns, licenses or has any right, title or interest in intellectual property involving or relating to the RIGScan System (collectively, "Material IPRs"); (ii) Neoprobe is, and, during the term of this Agreement, shall remain in compliance in all material respects with the Material IPRs; (iii) to the best of Neoprobe's knowledge and belief, as of the effective date of this Agreement, Neoprobe has not received a notice of an Action by a third Person alleging a breach or violation of a Material IPR, infringement of a third Person's intellectual property rights involving or relating to a Material IPR or challenging the ownership, validity or enforceability of any Material IPR; (iv) to the best of Neoprobe's knowledge, (aa) each Person which sublicenses a Material IPR to Neoprobe (collectively, "Licensors") is in compliance in all material respect with the related license (collectively, "Licenses") to which such sublicense relates, and (bb) no Licensors has received a notice of an Action by a third Person alleging a breach or violation of a License, infringement of a third Person's intellectual rights involving or relating to the License, or challenging the ownership, validity or enforceability of a License or intellectual property covered thereby; and (v) Neoprobe is, and during the term of this Agreement, shall remain in compliance


                                       37


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

in all material respects with the terms set forth in that certain agreement entitled "Patent License Agreement--Exclusive" ("NCI Agreement") between the National Cancer Institute and Dow Chemical Company ("Dow") dated in January, 1993 to the extent such terms are applicable to Neoprobe, or as to which Neoprobe is bound, such that Neoprobe's intellectual property rights as sublicensee to the NCI Agreement are, and shall remain, exclusive, such terms being imposed upon Neoprobe pursuant to the terms of such NCI Agreement and as sublicensee thereof pursuant to that certain agreement entitled "Technology Transfer Agreement" between Dow and Neoprobe dated July 29, 1992.

         14.3 Promptly following the execution of this Agreement, the parties shall discuss that certain existing agreement between Neoprobe and **** and Neoprobe Corporation ****. If following such discussion USSC shall desire that Neoprobe ****, USSC shall notify Neoprobe thereof and, in such event, Neoprobe shall cause **** to promptly ****. Notwithstanding the foregoing (i) Neoprobe shall not be required to **** in its entirety in accordance with the foregoing but only as to the ****, (ii) Neoprobe's **** in accordance with the foregoing shall not be deemed a violation of Section 14.2(ii) set forth above, and (iii) as to any intellectual property owned by Neoprobe arising from the **** (collectively, "****"), USSC is hereby granted the exclusive, worldwide right and license during the term of this Agreement to make, have made, use and sell products, and components and related accessories, which incorporate ****. The provisions of this Agreement relating to USSC Royalty Products shall also be applicable to products incorporating ****.


                           ARTICLE 15 - FORCE MAJEURE

         15.1 If either Party is prevented from performing any of its obligations hereunder due to any cause which is beyond the non-performing Party's reasonable control, including fire, explosion, floor, or other acts of God; acts,


                                       38


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

regulations, or laws of any government; war or civil commotion; strike, lock-out or labor disturbances; or failure of public utilities or common carrier(a "Force Majeure Event"), such non-performing Party shall promptly give notice thereof to the other party and shall use its best efforts to cure or correct any such Force Majeure Event and to resume performance of its affected obligations as soon as possible. ****


                           ARTICLE 16 - MISCELLANEOUS

         16.1 This Agreement shall be binding upon and shall inure to the benefit of each of the Parties hereto, and their respective successors and permitted assigns as hereinafter set forth in this Section 16.1. Neither Party shall transfer or assign this Agreement, in whole or in part, nor any of their respective rights and obligations under this Agreement without the prior written consent of the other Party; except that USSC may, without such consent, assign this Agreement to a Affiliate of USSC provided USSC remain liable for the performance thereof, and except an assignment, transfer or disposition is to a successor to all of the business and assets of the transferor, provided that, such successor shall in any event agree in writing with the other Party to assume all obligations of the transferor under this Agreement in a manner satisfactory to the other Party, provided that in no event shall such successor be Johnson & Johnson, its Ethicon, Inc. Affiliate, or any other Affiliate of either thereof.

         16.2 All notices, and other communications required or called for under this Agreement shall be in writing, shall be transmitted by overnight U.S. mail, postage prepaid, or by certified or registered U.S. Mail, return receipt requested, postage prepaid or by overnight Federal Express or another nationally recognized courier serviced (billed to sender) and shall be deemed delivered when received by the Party to whom it is addressed at:


                                       39


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

If to Neoprobe:                             If to USSC:
Neoprobe Corporation                        United States Surgical Corporation
425 Metro Place North, Suite 400            150 Glover Avenue
Dublin, Ohio  43017-1367                    Norwalk, CT  06856
Attn.: President                            Attn.: Thomas R. Bremer
                                            Senior Vice President and
                                            General Counsel

         16.3 This Agreement supersedes all prior discussions, negotiations, and agreements between the Parties including, without limitation, any confidentiality agreement heretofore entered into between the parties, but only as to matters occurring after the date of the execution of this Agreement by both Parties. This Agreement cannot be altered or amended except by an agreement in writing signed by the Parties.

         16.4 No previous course of dealing or performance or usage of trade not specifically set forth in this Agreement shall be admissible to explain, modify or contradict this Agreement. Either Party's failure to require performance by the other of any provisions hereof shall, in no way, be deemed a waiver or affect the right of either Party to require such performance at any time thereafter.

         16.5 This Agreement shall not constitute either Party as an employee, agent, partner or legal representative of the other Party for any purpose, or give either Party any right to supervise or direct the functions of the other Party. Neither Party shall have authority to act for or obligate the other Party in any way or to extend any representation or warranty on behalf of the other Party. Each Party agrees to perform under this Agreement solely as an independent contractor and shall not hold itself out as an employee or agent of the other Party in any sense. Each Party agrees not to permit its employees or agents to do anything which might be construed or interpreted as acts of the other Party. Each Party agrees that the other Party shall not be responsible for any acts or omissions by it or its directors, officers, employees and agents and shall indemnify and hold harmless the other Party from and against all losses,


                                       40


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

damages, claims, judgments, and costs (excluding attorneys' fees and expenses) claimed or rendered against such other Party on account of acts or omissions by such Party, its directors, officers, employees and agents.

         16.6 Neither Party shall originate any publicity, news release or other announcement, written or oral, relating to the terms and conditions of this Agreement without the prior written consent of the other Party ****.

         16.7 If any provisions of this Agreement should be or become fully or partly invalid or unenforceable for any reason whatsoever or violate any applicable law, this Agreement is to be considered divisible as to such provision and such provision is to be deleted from this Agreement, and the remainder of this Agreement shall be deemed valid and binding as if such provision were not included herein. There shall be substituted for any such provision deemed to be deleted a suitable provision which, as far as legally possible, comes nearest to what the Parties desired according to the sense and purpose of this Agreement had this point been considered when concluding this Agreement .

         16.8 This Agreement shall be governed by and construed in accordance with the internal laws of the State of **** applicable to contracts entered into and to be performed entirely within the State of **** without reference to its conflict of laws provisions. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be exclusively settled by any federal or state court located in the State of **** and the Parties irrevocably submit to the exclusive jurisdiction of such courts and waive any and all objections to jurisdiction, venue or service that they may have under the laws of the State of **** or otherwise in those courts in any such Action.

         16.9 The Article headings included in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


                                       41


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         16.10 This Agreement may be executed in two counterparts, each of which shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement.


                                       42


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective corporate officers as of the date first above written.

                                    NEOPROBE CORPORATION

                                    By:       s/David C. Bupp
                                       -------------------------------
                                    Name:     President, COO
                                         -----------------------------
                                    Title:    DAVID C. BUPP
                                          ----------------------------


                                    UNITED STATES SURGICAL CORPORATION

                                    By:       s/Elton Nahum
                                       -------------------------------
                                    Name:     ELTON NAHUM
                                         -----------------------------
                                    Title:    Vice President, Strategic Planning
                                          ----------------------------
                                              & Business Development
                                          ----------------------------

EXHIBITS

A-1      Patents
A-2      Trademarks
B        Warranty
2.1      Trademark License
3.6      Neoprobe Product Pricing and Non Price Terms of Sale
4.3      USSC Commissions
10.3     Sales Penetration Levels
10.4     Ownership and Control Restrictions
14.2     Material Intellectual Property Rights


                                       43


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                     EXHIBIT A-1

                                     PATENTS




                                       44


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                  NEOPROBE CORPORATION RIGS(R) PATENT PORTFOLIO

                                  CONFIDENTIAL

                               September 20, 1996

                            MUELLER AND SMITH, L.P.A.

===============================================================================

Method for Locating, Differentiating, and Removing Neoplasms
Attorney Docket No.:  NEO 2-003-3

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         4,782,840                          November 8, 1988                    United States

===============================================================================

===============================================================================
Detector and Localizer for Low Energy Radiation Emissions
Attorney Docket No.:  NEO 2-014

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         4,801,803                          January 31, 1989                    United States

===============================================================================

===============================================================================
Detector and Localizer for Low Energy Radiation Emissions
Attorney Docket No.:  NEO 2-014-3

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         4,893,013                          January 9, 1990                     United States
         P3870502.8                         April 29, 1992                      Germany
         284,542                            April 29, 1992                      Spain
         284,542                            April 29, 1992                      France
         284,542                            April 29, 1992                      Great Britain
         284,542                            April 29, 1992                      Italy
         284,542                            April 29, 1992                      Liechtenstein
         284,542                            April 29, 1992                      Sweden
         1,337,441                          October 24, 1995                    Canada
         1,337,440                          October 24, 1995                    Canada


===============================================================================


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Neoprobe Corporation RIG(R) Patent Portfolio                    MUELLER & SMITH
September 20, 1996                                                 CONFIDENTIAL
Page 2



===============================================================================
Gamma Radiation Detector with Enhanced Signal Treatment
Attorney Docket No.:  NEO 2-030

         PATENT NO.                       ISSUE DATE                       COUNTRY
         ----------                       ----------                       -------

         4,889,991                        December 26, 1989                United States
         613,795                          September 21, 1989               Australia
         0369927                          September 21, 1989               Austria
         1,313,429                        February 20, 1993                Canada
         0369927                          September 21, 1989               France
         P68907697-5                      September 21, 1989               Germany
         0369927                          September 21, 1989               Great Britain
         0369927                          September 21, 1989               Greece
         0369927                          September 21, 1989               Italy
         0369927                          September 21, 1989               Luxembourg
         0369927                          September 21, 1989               Netherlands
         0369927                          September 21, 1989               Spain
         89630157-9                       September 21, 1989               Sweden
         0369927-4                        September 21, 1989               Switzerland
         91,754                           May 23, 1993                     Israel

         APPLICATION NO.                  FILING DATE                  COUNTRY             STATUS
         ---------------                  -----------                  -------             ------

         248969/89                        September 25, 1989           Japan               pending
         13830/1989                       September 23, 1989           South Korea         pending

===============================================================================


===============================================================================
Detector and Localizer for Low Energy Radiation Emissions
Attorney Docket No.:  NEO 2-037-3

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         5,070,878                          December 10, 1991                   United States
         618,403                            September 21, 1989                  Australia
         1,315,424                          March 30, 1993                      Canada
         91,754                             May 23, 1993                        Israel
         0369927                            July 21, 1993                       European Patent*

         *European application has been allowed and we are in the process of entering the national phase.


         APPLICATION NO.            FILING DATE                   COUNTRY               STATUS
         ---------------            -----------                   -------               ------

         296031/89                  November 14, 1989             Japan                 pending
         16465/1989                 November 13, 1989             South Korea           pending


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Neoprobe Corporation RIG(R) Patent Portfolio                    MUELLER & SMITH
September 20, 1996                                                 CONFIDENTIAL
Page 3


===============================================================================
Detector and Localizer for Low Energy Radiation Emissions
Attorney Docket No.:  NEO 2-037-3A

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         5,151,598                          September 29, 1992                  United States

===============================================================================

===============================================================================
Radiation Responsive Laparoscopic Instrument
Attorney Docket No.:  NEO 2-141

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         5,429,133                          July 4, 1995                        United States

APPLICATION NO.            FILING DATE                 COUNTRY                          STATUS
---------------            -----------                 -------                          ------

52594/9E                   December 16, 1993           Australia                        no office action
2,110,857                  December 7, 1993            Canada                           no office action
93630100.1                 December 9, 1993            European Patent Office           no office action
93/344/950                 December 20, 1993           Japan                            no office action
93028464                   December 18, 1993           South Korea                      no office action
940056                     January 3, 1994             Mexico                           no office action
992617                     December 18, 1992           Israel                           pending

===============================================================================

===============================================================================
Radiation Responsive Surgical Instrument
Attorney Docket No.:  NEO 2-149

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         5,440,050                          August 15, 1995                     United States

APPLICATION NO.            FILING DATE                   COUNTRY                        STATUS
---------------            -----------                   -------                        ------

52465/93                   December 16, 1993             Australia                      no office action
2,110,858                  December 7, 1993              Canada                         no office action
93630101.9                 December 9, 1993              European Patent Office         no office action
93/344951                  December 20, 1993             Japan                          no office action
93028465                   December 18, 1993             South Korea                    no office action
940055                     January 3, 1994               Mexico                         no office action
992,622                    December 18, 1992             Israel                         no office action

===============================================================================


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Neoprobe Corporation RIG(R) Patent Portfolio                    MUELLER & SMITH
September 20, 1996                                                 CONFIDENTIAL
Page 4


===============================================================================
Crystal Array Based Localizer for Lymph Sampling
Attorney Docket No.:  NEO 2-172

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         5,495,111                          February 27, 1996                   United States

===============================================================================

===============================================================================
Fundamental Mode Logic Based Lower Threshold--Upper Limit Discriminator Attorney Docket No.: NEO 2-215

PATENT NO.                     ISSUE DATE                     COUNTRY
----------                     ----------                     -------

5,475,219                      Dec. 12, 1995                  United States


===============================================================================

===============================================================================

****


APPLICATION NO.                   FILING DATE                 COUNTRY                          STATUS
---------------                   -----------                 -------                          ------
542,955                           October 13, 1995            United States                    pending


===============================================================================
===============================================================================

****

APPLICATION NO.                   FILING DATE                 COUNTRY                          STATUS
---------------                   -----------                 -------                          ------
543,032                          October 13, 1995             United States                    pending

===============================================================================
===============================================================================

****

APPLICATION NO.                   FILING DATE                 COUNTRY                          STATUS
---------------                   -----------                 -------                          ------

not yet assigned                  June 13, 1996               United States                    new filing

===============================================================================


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Neoprobe Corporation RIG(R) Patent Portfolio                    MUELLER & SMITH
September 20, 1996                                                 CONFIDENTIAL
Page 5


===============================================================================

Radiation Responsive Laparoscopic Instrument
Attorney Docket No.:  NEO 2-141-3
(Joint Invention and Ownership with OSURF)

         PATENT NO.                         ISSUE DATE                          COUNTRY
         ----------                         ----------                          -------

         5,383,456                          January 24, 1995                    United States

APPLICATION NO.                   FILING DATE                 COUNTRY                          STATUS
---------------                   -----------                 -------                          ------

not yet assigned                                              Canada                           new filing
not yet assigned                                              Israel                           new filing
951,433                          May 17, 1995                 Mexico                           new filing

===============================================================================

===============================================================================

===============================================================================

Intra-Operative Biostaging of Patients
Attorney Docket No. ORF 2-003
(Licensed from OSURF)

PATENT NO.                       ISSUE DATE                   COUNTRY
----------                       ----------                   -------

5,482,040                        January 9, 1996              United States

===============================================================================

===============================================================================

===============================================================================
****

APPLICATION NO.              FILING DATE                    COUNTRY                          STATUS
---------------              -----------                    -------                          ------

114,675                      August 31, 1993 Allowed                                         United States
47461/93                     September 15, 1993             Australia                        no office action
2,107,074                    September 15, 1993             Canada                           no office action
93630068.0                   September 14, 1993             European Patent Office           no office action
93/228520                    September 14, 1993             Japan                            no office action
93018498                     September 15, 1993             South Korea                      no office action
935690                       September 15, 1993             Mexico                           no office action
107005                       September 14, 1993             Israel                           no office action

===============================================================================


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Neoprobe Corporation RIG(R) Patent Portfolio                    MUELLER & SMITH
September 20, 1996                                                 CONFIDENTIAL
Page 6


Second Generation Monoclonal Antibodies Having Binding Specificity to TAG-72 and Human Carcinomas and Methods for Employing the Same
(Sublicensed From NIH via The Dow Chemical Company)

U.S. Pat. No. 5,512,443

Counterparts are pending in Australia, Japan, and The European Patent Office (according to NIH records).
===============================================================================

===============================================================================


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

            NEOPROBE CORPORATION TRADEMARK REGISTRATIONS/APPLICATIONS
                       FOR RIGS(R) AND RIGSCAN(R) PRODUCTS
                               SEPTEMBER 20, 1996

NEOPROBE
Attorney Docket No.:  NEO 5-017

         "Radiation Detection Probe and Microprocessor-Based Controller and Analyzer"

         REG. NO.                           DATE                                COUNTRY
         --------                           ----                                -------
         1,534,135                          April 11, 1989                      United States
         1,938,283                          November 28, 1995                   United States
         259040                             June 17, 1994                       Sweden
         151006                             January 28, 1994                    Austria
         541191                             August 1, 1994                      Benelux
         2079214                            September 27, 1994                  Germany
         B1551931                           August 11, 1995                     Great Britain (Class 5)

         APPLICATION NO.                    DATE                                COUNTRY
         ---------------                    ----                                -------
         T093C002090                        November 2, 1993                    Italy
         113414/93                          November 10, 1993                   Japan (Class 5)
         113415/93                          November 10, 1993                   Japan (Class 10)
         38908/93                           November 3, 1993                    S. Korea (Class 10)
         38909/93                           November 3, 1993                    S. Korea (Class 11)
         1787313                            October 29, 1993                    Spain (Class 5)
         1787314                            October 29, 1993                    Spain (Class 9)
         90098                              November 29, 1993                   Israel (Class 5)
         90099                              November 29, 1993                   Israel (Class 9)


RIGS
Attorney Docket No.:  NEO 5-038

         "Radiopharmaceutical Detection Probe and Microprocessor-based Controller and Analyzer"

         REG. NO.                           DATE                                COUNTRY
         --------                           ----                                -------
         1,542,372                          June 6, 1989                        United States
         1,929,657                          October 24, 1995                    United States
         151007                             January 28, 1994                    Austria
         540615                             August 1, 1994                      Benelux
         93489489                           October 26, 1993                    France
         2079213                            September 27, 1994                  Germany
         A1551933                           November 25, 1994                   Gerat Britain (Class 5)
         A1551934                           November 25, 1994                   Great Britain (Class 9)
         90101                              October 5, 1995                     Israel (Class 9)

         APPLICATION NO.                    DATE                                COUNTRY
         ---------------                    ----                                -------
         T093C002091                        November 2, 1993                    Italy
         113412/93                          November 10, 1993                   Japan (Class 5)
         113413/93                          November 10, 1993                   Japan (Class 10)
         38906/93                           November 3, 1993                    S. Korea (Class 10)
         38907/93                           November 3, 1993                    S. Korea (Class 11)
         1787317                            October 29, 1993                    Spain (Class 5)
         1787318                            October 29, 1993                    Spain (Clas 9)
         9310118                            October 27, 1993                    Sweden
         90100                              November 29, 1993                   Israel (Class 5)


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

Neoprobe Corporation
Trademark Registrations/Applications
September 20, 1996
Page 2


RIGSCAN
Attorney Docket No. NEO 5-163

         "Radiolabelled Pharmaceutical Preparation for Locating Neoplastic
         Tissue"

         REG. NO.                           DATE                                COUNTRY
         --------                           ----                                -------

         1,893,526                          May 9, 1995                         United States
         11008                              January 28, 1994                    Austria
         540614                             August 1, 1994                      Benelux
         93489490                           October 26, 1993                    France
         2079212                            September 27, 1994                  Germany
         1787315                            April 20, 1994                      Spain
         B1551935                           October 14, 1994                    Great Britain (Class 5)
         B1551936                           October 14, 1994                    Great Britain (Class 9)
         90102                              October 5, 1995                     Israel (Class 5)
         90103                              October 5, 1995                     Israel (Class 9)

         APPLICATION NO.                    DATE                                COUNTRY
         ---------------                    ----                                -------
         T093C002092                        November 2, 1993                    Italy
         113410/93                          November 10, 1993                   Japan (Class 5)
         113411/93                          November 10, 1993                   Japan (Class 10)
         38910/93                           November 3, 1993                    S. Korea (Class 10)
         38911/93                           November 3, 1993                    S. Korea (Class 11)
         1787316                            October 29, 1993                    Spain (Class 9)
         9310119                            October 27, 1993                    Sweden (Class 5)


AUDIBLE TONE SEQUENCE
Attorney Docket No. NEO 2-203US

         "A sequence of audible tones of successively increasing frequencies from minimum to maximum values broadcast to produce a unique sound"

         REG. NO.                           DATE                               COUNTRY
         --------                           ----                               -------
         1,959642                           March 5, 1996                      United States


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                     EXHIBIT A-2

                                   TRADEMARKS


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

            NEOPROBE CORPORATION TRADEMARK REGISTRATIONS/APPLICATIONS
                               SEPTEMBER 25, 1996
                            MUELLER AND SMITH, L.P.A.
NEOPROBE
Attorney Docket No.:  NEO 5-017

         "Radiation Detection Probe and Microprocessor-Based Controller and Analyzer"

         REG. NO.                           DATE                                COUNTRY
         --------                           ----                                -------

         1,534,135                          April 11, 1989                      United States
         1,938,283                          November 28, 1995                   United States
         259040                             June 17, 1994                       Sweden
         151006                             January 28, 1994                    Austria
         541191                             August 1, 1994                      Benelux
         2079214                            September 27, 1994                  Germany
         B1551931                           August 11, 1995                     Great Britain (Class 5)

         APPLICATION NO.                    DATE                                COUNTRY
         ---------------                    ----                                -------
         T093C002090                        November 2, 1993                    Italy
         113414/93                          November 10, 1993                   Japan (Class 5)
         113415/93                          November 10, 1993                   Japan (Class 10)
         38908/93                           November 3, 1993                    S. Korea (Class 10)
         38909/93                           November 3, 1993                    S. Korea (Class 11)
         1787313                            October 29, 1993                    Spain (Class 5)
         1787314                            October 29, 1993                    Spain (Class 9)
         90098                              November 29, 1993                   Israel (Class 5)
         90099                              November 29, 1993                   Israel (Class 9)



RIGS
Attorney Docket No.:  NEO 5-038

         "Radiopharmaceutical Detection Probe and Microprocessor-based Controller and Analyzer"

         REG. NO.                           DATE                                COUNTRY
         --------                           ----                                -------

         1,542,372                          June 6, 1989                        United States
         1,929,657                          October 24, 1995                    United States
         151007                             January 28, 1994                    Austria
         540615                             August 1, 1994                      Benelux
         93489489                           October 26, 1993                    France
         2079213                            September 27, 1994                  Germany
         A1551933                           November 25, 1994                   Gerat Britain (Class 5)
         A1551934                           November 25, 1994                   Great Britain (Class 9)
         90101                              October 5, 1995                     Israel (Class 9)

         APPLICATION NO.                    DATE                                COUNTRY
         ---------------                    ----                                -------
         T093C002091                        November 2, 1993                    Italy
         113412/93                          November 10, 1993                   Japan (Class 5)
         113413/93                          November 10, 1993                   Japan (Class 10)
         38906/93                           November 3, 1993                    S. Korea (Class 10)
         38907/93                           November 3, 1993                    S. Korea (Class 11)


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         1787317                            October 29, 1993                    Spain (Class 5)
         1787318                            October 29, 1993                    Spain (Clas 9)
         9310118                            October 27, 1993                    Sweden
         90100                              November 29, 1993                   Israel (Class 5)


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

RIGSCAN
Attorney Docket No. NEO 5-163

         "Radiolabelled Pharmaceutical Preparation for Locating Neoplastic
         Tissue"

         REG. NO.                           DATE                                COUNTRY
         --------                           ----                                -------

         1,893,526                          May 9, 1995                         United States
         11008                              January 28, 1994                    Austria
         540614                             August 1, 1994                      Benelux
         93489490                           October 26, 1993                    France
         2079212                            September 27, 1994                  Germany
         1787315                            April 20, 1994                      Spain
         B1551935                           October 14, 1994                    Great Britain (Class 5)
         B1551936                           October 14, 1994                    Great Birtain (Class 9)
         90102                              October 5, 1995                     Israel (Class 5)
         90103                              October 5, 1995                     Israel (Class 9)

         APPLICATION NO.                    DATE                                COUNTRY
         ---------------                    ----                                -------
         T093C002092                        November 2, 1993                    Italy
         113410/93                          November 10, 1993                   Japan (Class 5)
         113411/93                          November 10, 1993                   Japan (Class 10)
         38910/93                           November 3, 1993                    S. Korea (Class 10)
         38911/93                           November 3, 1993                    S. Korea (Class 11)
         1787316                            October 29, 1993                    Spain (Class 9)
         9310119                            October 27, 1993                    Sweden (Class 5)



RIGS/ACT
Attorney Docket No. NEO 5-201US

         "Pharmaceutical Therapeutic Preparation for Cancer"

         APPLICATION NO.                    DATE                                COUNTRY
         ---------------                    ----                                -------

         511050                             April 11, 1994                      United States
         (Allowed - Statement of Use due)


AUDIBLE TONE SEQUENCE
Attorney Docket No. NEO 2-203US

         "A sequence of audible tones of successively increasing frequencies from minimum to maximum values broadcast to produce a unique sound"

         REG. NO.                           DATE                                COUNTRY
         --------                           ----                                -------

         1,959642                           March 5, 1996                       United States


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                       EXHIBIT B

                                    WARRANTY


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                     EXHIBIT 2.1

                                TRADEMARK LICENSE

                           TRADEMARK LICENSE AGREEMENT

         THIS AGREEMENT between Neoprobe Corporation, a Delaware corporation (hereinafter "Neoprobe") and United States Surgical Corporation, a Delaware corporation (hereinafter "USSC").

         WHEREAS Neoprobe is the sole and exclusive owner of the entire right, title and interest in and to trademark(s) and trade name(s) (collectively referred to as "Neoprobe Trademarks") used by Neoprobe in connection with the promotion and sale of Neoprobe Products (as defined in the License and Distributorship Agreement executed on even date herewith);

         WHEREAS USSC is desirous of acquiring a **** right and license for the marketing and promotion of Neoprobe Products in connection with Neoprobe Trademarks and whereas Neoprobe is willing to grant such license;

         NOW THEREFORE in consideration of the mutual considerations set forth and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties, it is understood and agreed as follows:

1. GRANT OF THE LICENSE

         1.1 Subject to the terms and conditions hereinafter set forth, Neoprobe hereby grants to USSC for the term of this Agreement a **** right and license to use Neoprobe Trademarks in connection with the marketing, promotion and sale of Neoprobe Products.

         1.2 The license does not include any right to grant sublicenses.

         1.3 This Agreement and the license granted hereunder may not be assigned without the written consent of Neoprobe.

2. TERM

         2.1. This Agreement shall be effective as of the date it is executed.


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

         2.2 The term of this Agreement shall continue for the term of the License and Distributorship Agreement executed on even date herewith.


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

3. QUALITY CONTROL

         Neoprobe licenses USSC to use the Neoprobe Trademarks upon the terms herein set forth, during the period of this Agreement in advertising, identifying and selling Neoprobe Products in case, and only in case, such Neoprobe Products are of approved standards and are not advertised, labeled or packaged in any manner tending to mislead or deceive the public.

4. PROTECTION OF NEOPROBE TRADEMARKS

         USSC acknowledges Neoprobe's exclusive right, title and interest in and to the Neoprobe Trademarks and will not, in any way, directly or indirectly, do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of said right, title and interest in connection with the use of Neoprobe Trademarks. USSC shall not in any manner represent that it has any ownership in Neoprobe Trademarks or any registration thereof and USSC acknowledges that use of Neoprobe Trademarks by it shall not create in USSC any right, title or interest in or to the Neoprobe Trademarks, but all use of Neoprobe Trademarks shall inure to the benefit of Neoprobe.


         IN WITNESS WHEREOF the parties hereto have executed this Agreement effective __________


                                            Neoprobe Corporation


ATTEST:_______________                      By:________________________

                                            Title:

                                            Date:



                                            United States Surgical Corporation


ATTEST:_______________                      By:________________________

                                            Title:

                                            Date:


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                     EXHIBIT 3.6

              NEOPROBE PRODUCT PRICING AND NON PRICE TERMS OF SALE

****


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                     EXHIBIT 4.3

                                USSC COMMISSIONS

****


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                    EXHIBIT 10.3

                            SALES PENETRATION LEVELS


                                      ****


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                    EXHIBIT 10.4

                       OWNERSHIP AND CONTROL RESTRICTIONS

Notwithstanding any other provision of this Agreement, USSC hereby covenants and agrees with Neoprobe that from the effective date of this Agreement until the second (2nd) anniversary of the termination of this Agreement, unless USSC has received the prior written consent of Neoprobe granted by its Board of Directors, USSC will, and will cause each of its Affiliates to:

1. STANDSTILL AGREEMENT. Not acquire, offer or propose to acquire, nor agree to acquire, direct or indirect beneficial ownership (determined under Rule 13d 3 of the regulations promulgated by the United States Securities and Exchange Commission ("SEC") under Section 13(d) of the Securities Exchange Act of 1934) of any securities issued by Neoprobe that entitle the holders thereof to vote on the election of any directors of Neoprobe, or any security convertible into, exchangeable for or exercisable for such securities or any option or right to acquire such securities (which securities and rights are referred to herein as "Neoprobe Voting Securities"), if after such acquisition, the Neoprobe Voting Securities then beneficially owned by USSC and its Affiliates, represent (or would represent if they were exercised, exchanged, converted or acquired) voting power greater than five percent (5%) of any class of then outstanding Neoprobe Voting Securities;

2. NOTICE OF TRANSACTIONS. Compliance. Notify Neoprobe in writing of any plans of USSC or its Affiliates to acquire or dispose of beneficial ownership of Neoprobe Voting Securities, reasonably in advance of any such action; make any such acquisitions or dispositions in compliance with applicable laws and regulations, and, as USSC may be deemed to be an insider of Neoprobe for purposes of the federal securities laws because of the relationships created by this Agreement, make any such acquisitions or dispositions only during times when Neoprobe advises USSC that it is not subject to trading restrictions because of its insider status;

3. VOTING. Take such action as may be required so that all Neoprobe Voting Securities beneficially owned by USSC or any of its Affiliates are voted for each of the nominees to the Board of Directors of Neoprobe who were nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters and so that all such Neoprobe Voting Securities are voted on all other matters to be voted on by holders of Neoprobe Voting Securities as recommended by the Board of Directors of Neoprobe or a duly constituted committee of the Board of Directors having authority in such matters or, if such recommendation is


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

     not made, in not less than the same proportion as the votes cast by the other holders of Neoprobe Voting Securities with respect to such matters; and be present, in person or by proxy, at all meetings of stockholders of Neoprobe so that all shares of Neoprobe Voting Securities beneficially owned by USSC or its Affiliates may be counted for the purposes of determining the presence of a quorum at such meetings;

4. VOTING TRUST. Not deposit any Neoprobe Voting Securities in a voting trust or, except as otherwise provided herein, subject any Neoprobe Voting Securities to any arrangement or agreement with respect to the voting of such Neoprobe Voting Securities;

5. SOLICITATION OF PROXIES. Not solicit proxies for any Neoprobe Voting Securities, nor become a "participant in a solicitation" as such term is defined in instruction 3 to item 4 of Schedule 14A to Regulation 14A promulgated by the SEC under Section 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to Neoprobe Voting Securities; nor advise, encourage or influence any third party with respect to the solicitation of proxies with respect to Neoprobe Voting Securities; nor initiate, propose or induce any third party to initiate or propose the submission of any matter to a meeting of the stockholders of Neoprobe.

6. ACTS IN CONCERT WITH OTHERS. Become a member of any partnership, limited partnership, syndicate or other group, or otherwise act in concert with any third person, for the purpose of acquiring, holding, voting or disposing of Neoprobe Voting Securities;

7. RESTRICTIONS ON TRANSFER OF NEOPROBE VOTING SECURITIES. Neither USSC nor any Affiliate shall dispose of beneficial ownership of Neoprobe Voting Securities except (i) to a corporation of which USSC owns not less than 80% of the voting power entitled to be cast in the election of directors (a "Controlled Corporation"), so long as such Controlled Corporation agrees to hold such voting Stock subject to all the provisions of this Agreement, and agrees to transfer such Neoprobe Voting Securities to USSC or another Controlled Corporation if it ceases to be a Controlled Corporation; or (ii) in transactions which do not, directly or indirectly, result in any person or group owning or having the right to acquire beneficial ownership of Neoprobe Voting Securities with aggregate voting power of five percent or more of the aggregate voting power of all outstanding Neoprobe Voting Securities or (iii) in response to an offer to purchase or exchange for cash or other consideration any Neoprobe Voting Securities that is approved by the Board of Directors of Neoprobe within the time such Board is required,


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

     pursuant to regulations under the Exchange Act, to advise Neoprobe stockholders of such Board's position on such offer; and

8. ANNOUNCEMENTS. Not enter into, make any proposal concerning, enter into any negotiations concerning, nor make any public announcement about, any transaction intended to affect the control of Neoprobe or the ownership of any material portion of its assets.

9. SUSPENSION. The prohibitions on actions by USSC set forth in Sections 1 through 8 above shall be suspended if (a) Neoprobe makes a public announcement to the effect that it has entered into any agreement, including an agreement in principal, to engage in an Extraordinary Transaction or that it is engaged in substantive negotiations with a third party with a view to engaging in an Extraordinary Transaction or if (b) a third party files a Schedule 13D or a Schedule 14D(1) with the SEC proposing or stating its intention to propose an Extraordinary Transaction and Neoprobe does not within the time required by Rule 14(e)(2) reject such proposal; but such suspension shall be terminated when Neoprobe or any such third party makes a public announcement, or files any Schedule or report with the SEC, to the effect that such agreement, negotiations, or offer have been terminated without consummation of an Extraordinary Transaction; provided, however, that if during any time when the prohibitions of Section 1 above have been suspended under the first clause of this Section 9, USSC acquires any Neoprobe Voting Securities in excess of the percentage set forth in Section 1 above, USSC may retain ownership thereof subject to all of the provisions of this Agreement and the percentage set forth in Section 1 above shall be deemed to be amended to include such Neoprobe Voting Securities.

10. "EXTRAORDINARY TRANSACTIONS". means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of Section 13(d) of the Exchange Act), other than Neoprobe or an employee benefit plan created by its Board of Directors for the benefit of its employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d(3) of the Regulations promulgated by the SEC under Section 13(d) of the Exchange Act) of Neoprobe Voting Securities having a majority of the voting power of all the Neoprobe Voting Securities issued by Neoprobe in the election of directors at the next meeting of the holders of Neoprobe Voting Securities to be held for such purpose; (b) a merger or consolidation of Neoprobe with another person, other than a merger or consolidation in which the holders of Neoprobe Voting Securities issued and outstanding immediately before such merger or consolidation continue to hold Neoprobe Voting Securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

     such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the transfer of substantially all of the assets of Neoprobe to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by Neoprobe or by the holders of Neoprobe Voting Securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                                                                    EXHIBIT 14.2

                      MATERIAL INTELLECTUAL PROPERTY RIGHTS

         "Technology Transfer Agreement" between The Dow Chemical Company and Neoprobe Corporation, effective July 29, 1992.

         "Patent License Agreement -- Exclusive" between The Dow Chemical Company and the National Institutes of Health, the Centers for Disease Control and/or the Alcohol, Drug Abuse and Mental Health Administration, effective as of January 1993.

         "Research and Development Agreement" between Neoprobe Corporation, Ohio State University, and Director of Development of the State of Ohio, Acting on Behalf of the State of Ohio, dated as of July 23, 1985.

         "The Ohio State University Research Foundation Task Order Agreement for Sponsored Clinical Research" between The Ohio State University Research Foundation and Neoprobe Corporation, executed by the parties on May 15, 1992.

         "License Agreement" between Neoprobe Corporation and The Ohio State University Research Foundation, dated July 23, 1992.

         "License Agreement; Surgery Products License" between Biomeasure, Inc. and Neoprobe Corporation, dated August 1, 1994.

         "License Agreement; Imaging Products License" between Biomeasure, Inc. and Neoprobe Corporation, dated August 1, 1994.

         "Research and Development Agreement" and "Sublicense Agreement" between XTL Biopharmaceuticals, Ltd. and Neoprobe Corporation, both of which are dated February 13, 1996.

         "Cooperative Research and Development Agreement" directed to "The Use of Monoclonal Antibodies and Development of Novel Recombinant Immunoglobuling Forms for Radioimmunoguided Surgery of Cancer" between the National Cancer Institute (Jeffrey Schlom, Ph.D., Principal Investigator) and Neoprobe Corporation (William A. Eisenhardt, Ph.D., Principal Investigator), executed on behalf of the National Cancer Institute on June 9, 1995 and on behalf of Neoprobe Corporation on August 7, 1995.

         "License Agreement" between Neoprobe Corporation and The Ohio State University Research Foundation (U.S. Patent No. 5,383,456), dated August 15, 1995.


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.

                             EXHIBIT 14.2 CONTINUED

         "License Agreement" between Neoprobe Corporation and The Ohio State University Research Foundation (U.S. Patent Application No. 08/227,447), dated August 15, 1995.


         "License Agreement" between Cancer Research Campaign Technology Limited and Neoprobe Corporation dated November 1, 1989.

         "Disclosure and License Agreement for Biotechnology-Derived Therapeutic Products" between The New York Blood Center, Inc. and Neoprobe Corporation dated August 12, 1992.

         "License Agreement" between the National Technical Information Service, a primary unit of the United States Department of Commerce, and Neoprobe Corporation, executed on behalf of Neoprobe Corporation on January 7, 1987.

         ****


Omitted portions of this Exhibit 10.4.20 have been filed separately with the Commission and are subject to a request for confidential treatment under Rule 24b-2

**** Omitted and filed separately under Rule 24b-2 pursuant to which Neoprobe Corporation has requested Confidential Treatment of this information.